Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF SARBANES-OXLEY ACT

I, Sergio Luz, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of True Product ID, Inc. on Form 10-KSB for the fiscal year ended June 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of True Product, Inc..

By:  /s/ Sergio Luz

Sergio Luz

President and

Principal Financial Officer

Dated: October 1, 2007